Exhibit 10.4

EXCHANGE AGREEMENT

EXCHANGE AGREEMENT (this “Agreement”), dated as of May 7, 2026, by and among Suja Life, Inc., a Delaware corporation (the “Corporation”), Suja Life Sub, Inc., a Delaware corporation (the “Corporation Sub”), Suja Life Holdings, L.P., a Delaware limited partnership (the “Partnership”), and the holders, other than the Corporation or the Corporation Sub (or any of their wholly owned Subsidiaries, other than the Partnership or any of its Subsidiaries), of Series A Units (as defined herein) from time to time party hereto.

WHEREAS, the parties hereto desire to provide for the exchange of Series A Units for shares of Class A Common Stock (as defined herein), on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and undertakings contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Article I

Section 1.1             Definitions.

The following definitions shall be for all purposes, unless otherwise clearly indicated to the contrary, applied to the terms used in this Agreement.

“Agreement” has the meaning set forth in the preamble of this Agreement.

“Cash Payment” means, an amount in cash equal to the product of (i) the number of Series A Units surrendered, (ii) the then-applicable Exchange Rate, and (iii) the net price (after underwriting discounts) of Class A Common Stock received by the Corporation in the substantially concurrent public offering or private sale, as applicable.

“Class A Common Stock” means the Class A common stock, par value $0.0001 per share, of the Corporation.

“Class V Common Stock” means the Class V common stock, par value $0.0001 per share, of the Corporation.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute. Any reference herein to a particular provision of the Code shall mean, where appropriate, the corresponding provision in any successor statute.

“Corporation” has the meaning set forth in the preamble of this Agreement.

“Corporation Sub” has the meaning set forth in the preamble of this Agreement.

“Exchange” has the meaning set forth in Section 2.1.

“Exchange Rate” means, at any time, the number of shares of Class A Common Stock for which a Series A Unit is entitled to be exchanged at such time. On the date of this Agreement, the Exchange Rate shall be 1 for 1, subject to adjustment pursuant to Section 2.4.

“Exchanging Series A Unitholder” means a Series A Unitholder initiating an Exchange.

“LP Agreement” means the Sixth Amended and Restated Limited Partnership Agreement of the Partnership, dated on or about the date hereof, as such agreement may be amended and/or restated from time to time.

“Partnership” has the meaning set forth in the preamble of this Agreement.

“Permitted Transferee” has the meaning given to such term in Section 3.1.

“Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, association or other entity or a governmental entity.

“PSP Limited Partner” means Suja Life Consortium Aggregator, L.P., a Delaware limited partnership, and any subsequent holder of Series A Units that is an affiliate of Paine Schwartz Partners, LLC.

“Registration Rights Agreement” means the Registration Rights Agreement, dated as of August 31, 2021, by and among the Partnership, PSP Suja Life Holdings, L.P., a Delaware limited partnership, and each Other Investor party thereto, as such agreement may be amended from time to time.

“Securities Act” means the U.S. Securities Act of 1933, as amended from time to time, and the rules and regulations promulgated pursuant thereto.

“Series A Unit” means (i) each Series A Unit (as such term is defined in the LP Agreement) issued as of the date hereof and (ii) each Series A Unit or other interest in the Partnership that may be issued by the Partnership in the future that is designated by the Corporation as a “Series A Unit.”

“Series A Unitholder” means any holder of Series A Units.

“Subsidiary” means, with respect to any Person, any corporation, limited liability company, partnership, association or business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a limited liability company, partnership, association or other business entity (other than a corporation), a majority of the limited liability company, partnership or other similar ownership interests thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof and without limitation, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association or other business entity (other than a corporation) if such other Person or Persons shall be allocated a majority of limited liability company, partnership, association or other business entity gains or losses or shall be or shall control the manager, managing member, managing director (or a board comprised of any of the foregoing) or general partner of such limited liability company, partnership, association or other business entity. For purposes hereof, references to a “Subsidiary” of any Person shall be given effect only at such times that such Person has one or more Subsidiaries.

“Trading Day” means a day on which the U.S. national securities exchange on which the Class A Common Stock is listed or admitted to trading is open for the transaction of business (unless such trading shall have been suspended for the entire day).

“Withholding Agent” has the meaning set forth in Section 3.10(b).

Article II

Section 2.1             Exchange of Series A Units for Class A Common Stock and Transfer of Class V Common Stock. Subject to adjustment as provided in this Article II and to the provisions of the LP Agreement, each Series A Unitholder shall be entitled, at any time and from time to time, upon the terms and subject to the conditions hereof and subject to the limitations set forth herein, to surrender Series A Units and a corresponding number of shares of Class V Common Stock to the Partnership in exchange for the delivery to the Exchanging Series A Unitholder by the Partnership of a number of shares of Class A Common Stock that is equal to the product of the number of Series A Units surrendered multiplied by the Exchange Rate (such exchange, an “Exchange”).

Section 2.2             Exchange Procedures.

(a)            A Series A Unitholder shall exercise its right to make an Exchange as set forth in Section 2.1 by providing a written notice of Exchange substantially in the form of Exhibit A hereto, duly executed by such holder or such holder’s duly authorized attorney, in each case delivered during normal business hours at the principal executive offices of the Corporation and to the Partnership.

(b)            At the time of any Exchange, the Partnership shall deliver or cause to be delivered to the applicable Exchanging Series A Unitholder at the offices of the then-acting registrar and transfer agent of the Class A Common Stock or, if there is no then-acting registrar and transfer agent of the Class A Common Stock, at the principal executive offices of the Corporation, the number of shares of Class A Common Stock deliverable upon such Exchange registered in the name of such Exchanging Series A Unitholder. To the extent the Class A Common Stock is settled through the facilities of The Depository Trust Company, the Partnership will, subject to Section 2.2(c), upon the written instruction of an Exchanging Series A Unitholder, use its commercially reasonable efforts to deliver the shares of Class A Common Stock deliverable to such Exchanging Series A Unitholder, through the facilities of The Depository Trust Company, to the account of the participant of The Depository Trust Company designated by such Exchanging Series A Unitholder. The Corporation, including in its capacity as the general partner of the Partnership, shall take such actions as may be required to ensure the performance by the Partnership of its obligations under this Article II, including the issuance and contribution of shares of Class A Common Stock to or for the account of the Partnership (or, at the direction of the Corporation, to or for the account of a wholly owned Subsidiary of the Corporation, which Subsidiary would deliver such shares to the Partnership) in exchange for the delivery to the Corporation or such Subsidiary, as applicable, of a number of Series A Units that is equal to the number of Series A Units surrendered by an Exchanging Series A Unitholder. The Corporation shall take such actions (or cause its wholly owned Subsidiary to take such actions, as applicable) as may be required to ensure the performance of its obligations under this Article II.

(c)            The Partnership and each Exchanging Series A Unitholder shall bear their own expenses in connection with the consummation of any Exchange, whether or not any such Exchange is ultimately consummated, except that the Partnership shall bear any transfer taxes, stamp taxes or duties, or other similar taxes in connection with, or arising by reason of, any Exchange; provided, however, that if any shares of Class A Common Stock are to be delivered in a name other than that of the Series A Unitholder that requested the Exchange, then such Series A Unitholder and/or the person in whose name such shares are to be delivered shall pay to the Partnership the amount of any transfer taxes, stamp taxes or duties, or other similar taxes in connection with, or arising by reason of, such Exchange or shall establish to the reasonable satisfaction of the Partnership that such tax has been paid or is not payable.

(d)            The Corporation may adopt reasonable procedures for the implementation of the Exchange provisions set forth in this Article II (including policies regarding the use of specified brokers, restrictions on exchanges during blackout periods, reasonable notice periods and/or minimum volume thresholds); provided, that no such procedures may be imposed on a PSP Limited Partner without the prior written consent of such PSP Limited Partner.

(e)            Notwithstanding anything to the contrary herein, the Corporation may in its sole discretion elect to settle any Exchange hereunder: (i) by delivering shares of Class A Common Stock or the Cash Payment directly to an Exchanging Series A Unitholder in exchange for such Series A Unitholder’s delivery to the Corporation (or, at the direction of the Corporation, a wholly owned Subsidiary of the Corporation), of the corresponding Series A Units and a corresponding number of shares of Class V Common Stock (the “Direct Settlement Option”); or (ii) solely in connection with an Exchange that coincides with a substantially concurrent public offering or private sale of Class A Common Stock, by delivering the applicable Cash Payment to the Partnership. Any such transaction shall otherwise be effected on the terms and in the manner provided herein and shall constitute an “Exchange” for all purposes of this Agreement. For the avoidance of doubt, if the Corporation elects to settle any Exchange hereunder with a Cash Payment, then the Corporation shall contribute to the Partnership an amount of cash equal to the Cash Payment in order to provide the Partnership with sufficient cash on hand to make the Cash Payment in full.

(f)            Notwithstanding anything to the contrary herein, to the extent a Series A Unitholder surrenders for exchange a fraction of a Series A Unit, the Partnership or the Corporation may in their sole discretion deliver to such holder a cash amount equal to the market value of such fraction (as determined by the Partnership in its sole discretion) in lieu of delivering a fraction of a share of Class A Common Stock.

(g)            Notwithstanding anything to the contrary herein, unless otherwise determined by the Corporation (including under the Direct Settlement Option), any Exchange shall be consummated in the following manner: (i) first, the Corporation shall contribute to the Corporation Sub a number of shares of Class A Common Stock that equals the number of Series A Units to be Exchanged (or an amount of cash equal to the Cash Payment, as applicable); (ii) second, the Corporation Sub shall contribute to the Partnership the shares of Class A Common Stock (or cash, as applicable) received by the Corporation Sub in clause (i) and, in exchange therefor, the Partnership shall deliver to the Corporation Sub the corresponding number of Series A Units and shares of Class V Common Stock that are received in clause (iii); (iii) third, the Partnership shall exchange the shares of Class A Common Stock (or cash, as applicable) received by the Corporation Sub in clause (ii) with the Exchanging Series A Unitholder for a corresponding number of Series A Units and shares of Class V Common Stock; (iv) fourth, the Corporation Sub shall distribute to the Corporation the shares of Class V Common Stock received by the Corporation Sub in clause (ii); and (v) fifth, the Corporation shall cancel and terminate the shares of Class V Common Stock received by the Corporation in clause (iv).

Section 2.3             Limitations on Exchanges.

(a)            For the avoidance of doubt, and notwithstanding anything to the contrary herein, a Series A Unitholder shall not be entitled to Exchange Series A Units to the extent the Corporation determines in good faith that such Exchange would be prohibited by law; provided, that nothing in this Agreement shall be construed to limit the rights and remedies of any Series A Unitholder pursuant to the Registration Rights Agreement. For the avoidance of doubt, no Exchange shall be deemed to be prohibited by law pertaining to the registration of securities if such securities have been so registered or if any exemption from such registration requirements is reasonably available.

(b)            Notwithstanding anything to the contrary herein, (i) if the board of directors of the Corporation shall determine in good faith that additional restrictions on Exchanges are necessary so that the Partnership is not treated as a “publicly traded partnership” under Section 7704 of the Code, the Corporation or the Partnership may impose such additional restrictions on Exchanges as the board of directors of the Corporation has determined in good faith to be so necessary; and (ii) no Exchange shall be permitted if, in the good faith determination of the Corporation or the Partnership, such an Exchange would pose a material risk that the Partnership would be a “publicly traded partnership” under Section 7704 of the Code; provided, that no such restriction in clause (i) or (ii) of this Section 2.3(b) may be imposed on a PSP Limited Partner without the prior written consent of such PSP Limited Partner.

Section 2.4             Adjustment.

(a)            The Exchange Rate shall be adjusted accordingly if there is: (i) any subdivision (by any unit split, unit distribution, reclassification, reorganization, recapitalization or otherwise) or combination (by reverse unit split, reclassification, reorganization, recapitalization or otherwise) of the Series A Units that is not accompanied by an identical subdivision or combination of the Class A Common Stock; or (ii) any subdivision (by any stock split, stock dividend or distribution, reclassification, reorganization, recapitalization or otherwise) or combination (by reverse stock split, reclassification, reorganization, recapitalization or otherwise) of the Class A Common Stock that is not accompanied by an identical subdivision or combination of the Series A Units, in each case, to the extent necessary to maintain the economic equivalency in the value surrendered for exchange and the value received, as determined by the Corporation in its sole discretion. If there is any reclassification, reorganization, recapitalization or other similar transaction in which the Class A Common Stock is converted or changed into another security, securities or other property, then upon any subsequent Exchange, an Exchanging Series A Unitholder shall be entitled to receive the amount of such security, securities or other property that such Exchanging Series A Unitholder would have received if such Exchange had occurred immediately prior to the effective date of such reclassification, reorganization, recapitalization or other similar transaction, taking into account any adjustment as a result of any subdivision (by any split, distribution or dividend, reclassification, reorganization, recapitalization or otherwise) or combination (by reverse split, reclassification, recapitalization or otherwise) of such security, securities or other property that occurs after the effective time of such reclassification, reorganization, recapitalization or other similar transaction.

Section 2.5             Class A Common Stock to be Issued.

(a)            The Corporation shall at all times reserve and keep available out of its authorized but unissued Class A Common Stock, solely for the purpose of issuance upon an Exchange, such number of shares of Class A Common Stock as shall be deliverable upon any such Exchange; provided, that nothing contained herein shall be construed to preclude the Partnership from satisfying its obligations in respect of the Exchange of the Series A Units by delivery of shares of Class A Common Stock which are held in the treasury of the Corporation or the Partnership or any of their Subsidiaries or by delivery of purchased shares of Class A Common Stock (which may or may not be held in the treasury of the Corporation or any Subsidiary thereof). The Corporation and the Partnership covenant that all Class A Common Stock issued upon an Exchange will, upon issuance, be validly issued, fully paid and non-assessable.

(b)            The Corporation and the Partnership covenant and agree that, to the extent that a registration statement under the Securities Act is effective and available for shares of Class A Common Stock to be delivered with respect to any Exchange, shares that have been registered under the Securities Act shall be delivered in respect of such Exchange. In the event that any Exchange in accordance with this Agreement is to be effected at a time when any required registration has not become effective or otherwise is unavailable, upon the request and with the reasonable cooperation of the Series A Unitholder requesting such Exchange, the Corporation and the Partnership shall use commercially reasonable efforts to promptly facilitate such Exchange pursuant to any reasonably available exemption from such registration requirements. The Corporation and the Partnership shall use commercially reasonable efforts to list the Class A Common Stock required to be delivered upon Exchange prior to such delivery upon each national securities exchange or inter-dealer quotation system upon which the outstanding Class A Common Stock may be listed or traded at the time of such delivery.

Article III

Section 3.1             Additional Series A Unitholders. To the extent a Series A Unitholder validly transfers any or all of such holder’s Series A Units to another person in a transaction in accordance with, and not in contravention of, the LP Agreement or any other agreement or agreements with the Corporation or any of its Subsidiaries to which a transferring Series A Unitholder may be party, then such transferee (each, a “Permitted Transferee”) shall, as a condition precedent to the effectiveness of such transfer, execute and deliver to the Corporation a joinder to this Agreement, substantially in the form of Exhibit B hereto, whereupon such Permitted Transferee shall become a Series A Unitholder hereunder. Any purported transfer of Series A Units to a Permitted Transferee that does not comply with the requirements of this Section 3.1 shall be null and void ab initio. To the extent the Partnership issues Series A Units in the future to a Person that is not a party hereto at such time, the Partnership shall require any such future holder of such Series A Units to execute and deliver a joinder to this Agreement, substantially in the form of Exhibit B hereto, as a condition precedent to such issuance, whereupon such holder shall become a Series A Unitholder hereunder.

Section 3.2             Addresses and Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by courier service, by fax, by electronic mail (delivery receipt requested) or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be as specified in a notice given in accordance with this Section 3.2):

(a)            If to the Corporation or any of its wholly owned Subsidiaries, to:

Suja Life, Inc.

3831 Ocean Ranch Blvd

Oceanside, California 92056

Attention:             Chief Executive Officer

E-mail:                    [***]

With a copy to:

Kirkland & Ellis LLP

333 West Wolf Point Plaza

Chicago, IL 60654

Attention:             Corey D. Fox, P.C.

Peter Stach, P.C.

Michael P. Keeley, P.C.

Ben Richards

E-mail:                    [***]

[***]

[***]

[***]

(b)            If to the Partnership, to:

c/o Suja Life, Inc.

3831 Ocean Ranch Blvd

Oceanside, California 92056

Attention:             Chief Executive Officer

E-mail:                    [***]

With a copy to:

Kirkland & Ellis LLP

333 West Wolf Point Plaza

Chicago, IL 60654

Attention:             Corey D. Fox, P.C.

Peter Stach, P.C.

Michael P. Keeley, P.C.

Ben Richards

E-mail:                    [***]

[***]

[***]

[***]

(c)            If to any Series A Unitholder, to the address and other contact information set forth in the records of the Partnership from time to time.

Section 3.3             Further Action. The parties shall execute and deliver all documents, provide all information and take or refrain from taking action as may be necessary or appropriate to achieve the purposes of this Agreement.

Section 3.4             Binding Effect. This Agreement shall be binding upon and inure to the benefit of all of the parties and, to the extent permitted by this Agreement, their successors, executors, administrators, heirs, legal representatives and assigns.

Section 3.5             Severability. If any term or other provision of this Agreement is held to be invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions is not affected in any manner materially adverse to any party. Upon a determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

Section 3.6             Amendment. The provisions of this Agreement may be amended only by the affirmative vote or written consent of each of (i) the Corporation, (ii) the Partnership and (iii) Series A Unitholders holding a majority of the then outstanding Series A Units (excluding Series A Units held, directly or indirectly, by the Corporation through one or more wholly owned Subsidiaries); provided, however, that no amendment, supplement, waiver or modification of this Agreement shall be effective as to any PSP Limited Partner without such PSP Limited Partner’s prior written consent.

Section 3.7             Waiver. No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute waiver of any such breach of any other covenant, duty, agreement or condition.

Section 3.8             Submission to Jurisdiction; Waiver of Jury Trial.

(a)            To the extent that any party has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself, or to such party’s property, to the fullest extent permitted by law, each such party hereby irrevocably waives such immunity in respect of such party’s obligations with respect to this Agreement.

(b)            EXCLUSIVE JURISDICTION AND VENUE. EACH OF THE PARTIES HERETO AGREES THAT ANY DISPUTE BASED ON OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS OR ACTIONS OR OMISSIONS OF ANY PARTY HERETO RELATING TO THIS AGREEMENT SHALL BE LITIGATED IN AND MUST BE BROUGHT IN THE DELAWARE COURT OF CHANCERY (OR, IF SUCH COURT DOES NOT POSSESS OR REFUSES TO ACCEPT JURISDICTION, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY COURT OF THE STATE OF NEW YORK LOCATED IN NEW YORK COUNTY OR, IN THE CASE OF CLAIMS TO WHICH THE FEDERAL COURTS HAVE EXCLUSIVE SUBJECT MATTER JURISDICTION, THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK (AND IN THE CASE OF APPEALS IN THE COURTS IN WHICH APPEALS FROM SUCH COURTS ARE TO BE HEARD)). EACH OF THE PARTIES HERETO IRREVOCABLY SUBMITS TO THE PERSONAL JURISDICTION OF SUCH COURTS, AND TO THE FULLEST EXTENT PERMITTED BY LAW WAIVES ANY OBJECTION THEY MAY HAVE CONCERNING THE VENUE OR CONVENIENCE OF SUCH FORUM. NOTWITHSTANDING THE FOREGOING, HOWEVER, ANY PARTY MAY COMMENCE ANY ACTION OR PROCEEDING TO ENFORCE ANY JUDGMENT OBTAINED AGAINST ANOTHER PARTY IN COMPLIANCE WITH THE FOREGOING PROVISIONS IN ANY APPROPRIATE JURISDICTION OR COURT. TO THE FULLEST EXTENT PERMITTED BY LAW, SERVICE OF PROCESS MAY BE MADE ON ANY PARTY HERETO BY PREPAID CERTIFIED MAIL WITH A PROOF OF MAILING RECEIPT VALIDATED BY THE U.S. POSTAL SERVICE CONSTITUTING EVIDENCE OF VALID SERVICE, AND THAT, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, SERVICE MADE PURSUANT TO THE ABOVE SHALL HAVE THE SAME LEGAL FORCE AND EFFECT AS IF SERVED UPON SUCH PARTY PERSONALLY WITHIN THE STATE OF DELAWARE. EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, AND AGREES NOT TO ASSERT AS A DEFENSE, COUNTERCLAIM OR OTHERWISE, IN ANY ACTION BROUGHT BY ANY PARTY WITH RESPECT TO THIS AGREEMENT (I) ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF THE AFORESAID COURTS FOR ANY REASON OTHER THAN THE FAILURE TO SERVE PROCESS IN ACCORDANCE WITH THIS SECTION 3.8; (II) ANY CLAIM THAT IT OR ITS PROPERTY IS EXEMPT OR IMMUNE FROM THE JURISDICTION OF ANY SUCH COURT OR FROM ANY LEGAL PROCESS COMMENCED IN SUCH COURTS (WHETHER THROUGH SERVICE OF NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OF JUDGMENT, EXECUTION OF JUDGMENT OR OTHERWISE); OR (III) ANY OBJECTION WHICH SUCH PARTY MAY NOW OR HEREAFTER HAVE (A) TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT BROUGHT IN THE COURTS REFERRED TO ABOVE; (B) THAT SUCH ACTION BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM AND (C) THAT THIS AGREEMENT, OR THE SUBJECT MATTER HEREOF OR THEREOF, MAY NOT BE ENFORCED IN OR BY SUCH COURTS.

(c)            WAIVER OF JURY TRIAL. TO THE MAXIMUM EXTENT PERMITTED BY LAW, EACH PARTY HERETO HEREBY WAIVES ITS RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES HERETO AGAINST ANY OTHER PARTY OR PARTIES HERETO, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. EACH PARTY HERETO HEREBY AGREES THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES HERETO FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT, OR ANY PROVISION HEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT.

Section 3.9             Counterparts. This Agreement may be executed in any number of counterparts (including counterparts transmitted electronically in portable document format (pdf), or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) with the same effect as if the signatures to each counterpart were upon a single instrument, all of which will be an original and together shall constitute a single instrument. The parties hereto irrevocably and unreservedly agree that this Agreement may be executed by way of electronic signatures and the parties agree that this Agreement, or any part thereof, shall not be challenged or denied any legal effect, validity and/or enforceability solely on the ground that it is in the form of an electronic record.

Section 3.10           Tax Treatment; Tax Withholding.

(a)            This Agreement shall be treated as part of the partnership agreement of the Partnership as described in Section 761(c) of the Code and Sections 1.704-1(b)(2)(ii)(h) and 1.761-1(c) of the Treasury Regulations promulgated thereunder. As required by the Code and the Treasury Regulations, the parties shall report any Exchange consummated hereunder as a taxable sale of the Series A Units by a Series A Unitholder to the Corporation or its applicable recipient Subsidiary, and no party shall take a contrary position on any income tax return, amendment thereof or communication with a taxing authority unless an alternate position is permitted under the Code and Treasury Regulations and the Corporation and the applicable Exchanging Series A Unitholder consents in writing.

(b)            Notwithstanding any other provision in this Agreement, the Corporation, its Subsidiaries, the Partnership and their agents and affiliates (each, a “Withholding Agent”) shall have the right to deduct and withhold taxes (including Class A Common Stock with a fair market value determined in the reasonable discretion of the Corporation equal to the amount of such taxes) from any payments to be made pursuant to the transactions contemplated by this Agreement if, in the reasonable opinion of such Withholding Agent, such withholding is required by law, and the applicable Withholding Agent shall promptly notify the applicable payment recipient of its intent to so deduct or withhold and afford such recipient a reasonable opportunity to provide any relevant tax forms, including Form W-9 or the appropriate series of Form W-8, as applicable, and any similar information, as may permit such payment to be made without, or subject to a reduction in, such deduction or withholding; provided, that the Corporation may, in its sole discretion, allow an Exchanging Series A Unitholder to pay any taxes owed on an Exchange in cash in lieu of the applicable Withholding Agent deducting or withholding such taxes. To the extent that any of the aforementioned amounts are so deducted or withheld and paid to the appropriate taxing authority, such deducted or withheld amounts shall be treated for all purposes of this Agreement as having been delivered and paid to the recipient of the payments in respect of which such deduction or withholding was made. To the extent that any payment pursuant to this Agreement is not reduced by such deductions or withholdings, such recipient shall indemnify the applicable Withholding Agent for any amounts imposed by any taxing authority, together with any reasonable and documented costs and expenses related thereto.

Section 3.11           Specific Performance. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to specific performance of the terms and provisions hereof, in addition to any other remedy to which they are entitled at law or in equity.

Section 3.12           Independent Nature of Series A Unitholders’ Rights and Obligations. The obligations of each Series A Unitholder hereunder are several and not joint with the obligations of any other Series A Unitholder, and no Series A Unitholder shall be responsible in any way for the performance of the obligations of any other Series A Unitholder hereunder. The decision of each Series A Unitholder to enter into to this Agreement has been made by such Series A Unitholder independently of any other Series A Unitholder. Nothing contained herein, and no action taken by any Series A Unitholder pursuant hereto, shall be deemed to constitute the Series A Unitholders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Series A Unitholders are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated hereby and the Corporation acknowledges that the Series A Unitholders are not acting in concert or as a group, and the Corporation will not assert any such claim, with respect to such obligations or the transactions contemplated hereby.

Section 3.13           Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regards to any rules or principles of conflicts of laws that would result in the application of any other laws.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered, all as of the date first set forth above.

PARTNERSHIP

SUJA LIFE HOLDINGS, L.P.

By:	/s/ Maria Stipp
Name: Maria Stipp
Title: Chief Executive Officer

CORPORATION

SUJA LIFE, INC.

By:	/s/ Maria Stipp
Name: Maria Stipp
Title: Chief Executive Officer

CORPORATION SUB

SUJA LIFE SUB, INC.

By:	/s/ Maria Stipp
Name: Maria Stipp
Title: Chief Executive Officer

PSP LIMITED PARTNER

SUJA LIFE CONSORTIUM AGGREGATOR, L.P.

By: Suja Life Consortium Aggregator GP, LLC
Its: General Partner

By:	/s/ Kevin Schwartz
Name: Kevin Schwartz
Title: Chief Executive Officer and President

Signature Page to Exchange Agreement

EXHIBIT A

[FORM OF]

ELECTION OF EXCHANGE

Suja Life, Inc.

3831 Ocean Ranch Blvd

Oceanside, California 92056

Reference is hereby made to the Exchange Agreement, dated as of [   ], [  ] (the “Exchange Agreement”), by and among Suja Life, Inc., a Delaware corporation, Suja Life Sub, Inc., a Delaware corporation, Suja Life Holdings, L.P., a Delaware limited partnership, and the holders of Series A Units from time to time party thereto. Capitalized terms used but not defined herein shall have the meanings given to them in the Exchange Agreement.

The undersigned Series A Unitholder hereby transfers to the Partnership or the Corporation, as applicable, the number of Series A Units set forth below in exchange for shares of Class A Common Stock to be issued in its name as set forth below, as set forth in the Exchange Agreement.

Legal Name of Series A Unitholder:

Address:

Number of Series A Units to be exchanged:

The undersigned hereby represents and warrants that (i) the undersigned has full legal capacity to execute and deliver this Election of Exchange and to perform the undersigned’s obligations hereunder; (ii) this Election of Exchange has been duly executed and delivered by the undersigned and is the legal, valid and binding obligation of the undersigned enforceable against it in accordance with the terms thereof or hereof, as the case may be, subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and the availability of equitable remedies; (iii) the Series A Units subject to this Election of Exchange are being transferred to the Partnership or Corporation (and/or one of its wholly owned Subsidiaries), as applicable, free and clear of any pledge, lien, security interest, encumbrance, equities or claim; and (iv) no consent, approval, authorization, order, registration or qualification of any third party or with any court or governmental agency or body having jurisdiction over the undersigned or the Series A Units subject to this Election of Exchange is required to be obtained by the undersigned for the transfer of such Series A Units to the Corporation.

The undersigned hereby irrevocably constitutes and appoints any officer of the Corporation or of the Partnership as the attorney of the undersigned, with full power of substitution and resubstitution in the premises, to do any and all things and to take any and all actions that may be necessary to transfer to the Partnership or the Corporation (and/or one of its wholly owned Subsidiaries), as applicable, at the direction of the Corporation, the Series A Units subject to this Election of Exchange and to deliver to the undersigned the shares of Class A Common Stock to be delivered in exchange therefor.

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IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Election of Exchange to be executed and delivered by the undersigned or by its duly authorized attorney.

Name:

Dated:

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EXHIBIT B

[FORM OF]

JOINDER AGREEMENT

This Joinder Agreement (“Joinder Agreement”) is a joinder to the Exchange Agreement, dated as of [   ], [ ] (the “Agreement”), by and among Suja Life, Inc., a Delaware corporation, Suja Life Sub, Inc., a Delaware corporation, Suja Life Holdings, L.P., a Delaware limited partnership, and the holders of Series A Units from time to time party thereto. Capitalized terms used but not defined in this Joinder Agreement shall have their meanings given to them in the Agreement. This Joinder Agreement shall be governed by, and construed in accordance with, the law of the State of Delaware. In the event of any conflict between this Joinder Agreement and the Agreement, the terms of this Joinder Agreement shall control.

The undersigned hereby joins and enters into the Agreement having acquired Series A Units in the Partnership. By signing and returning this Joinder Agreement to the Corporation, the undersigned accepts and agrees to be bound by and subject to all of the terms and conditions of and agreements of a Series A Unitholder contained in the Agreement, with all attendant rights, duties and obligations of a Series A Unitholder thereunder. The parties to the Agreement shall treat the execution and delivery hereof by the undersigned as the execution and delivery of the Agreement by the undersigned and, upon receipt of this Joinder Agreement by the Corporation and by the Partnership, the signature of the undersigned set forth below shall constitute a counterpart signature to the signature page of the Agreement.

Name:

Address for Notices:	With copies to:

Attention:

[INSERT APPROPRIATE INDIVIDUAL OR ENTITY SIGNATURE BLOCK FOR JOINING PARTY]

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